UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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The Enterprise Group of Funds, Inc.
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THE ENTERPRISE GROUP OF FUNDS, INC.

Multi-Cap Growth Fund

Small Company Growth Fund

Small Company Value Fund

Capital Appreciation Fund

Deep Value Fund

Equity Fund

Growth Fund

Growth and Income Fund

International Growth Fund

Global Socially Responsive Fund

Mergers and Acquisitions Fund

Technology Fund

Managed Fund

Strategic Allocation Fund

Government Securities Fund

High-Yield Bond Fund

Tax-Exempt Income Fund

Total Return Fund

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

SUPPLEMENT DATED DECEMBER [20], 2004

TO THE

PROSPECTUS FOR CLASS A, B AND C SHARES,

PROSPECTUS FOR CLASS Y SHARES, AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 3, 2004

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-dated Prospectuses and Statement of Additional Information of The Enterprise Group of Funds, Inc. (the “Corporation”), and is being furnished to holders of shares of each of the above-listed funds offered by the Corporation (each, a “Fund”). You may obtain an additional copy of a Prospectus or the Statement of Additional Information, or a copy of the Corporation’s Annual Report dated October 31, 2004, free of charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 or by calling the Corporation at the following number: 1-800-432-4320. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. This Supplement is being mailed to shareholders of the Funds on or about December        , 2004.

The purpose of this Supplement and Information Statement is to provide you with information about the new Investment Advisory Agreements (the “New Advisory Agreements”) that Enterprise Capital Management, Inc. (the “Manager”), the investment adviser to each of the Funds, has entered into with each Fund’s investment subadviser (each, a “Sub-adviser”). Each New Advisory Agreement amends and restates the existing Fund Manager Agreement with respect to the applicable Fund currently in effect (the “Existing Advisory Agreements”). The table below shows the Sub-adviser for each Fund:

Fund	Sub-adviser

Multi-Cap Growth Fund	Fred Alger Management, Inc. (“Alger”)

Small Company Growth Fund	William D. Witter, Inc. (“Witter”)

Small Company Value Fund	GAMCO Investors, Inc. (“GAMCO”)

Capital Appreciation Fund	Marsico Capital Management, LLC (“Marsico”)

Deep Value Fund	Wellington Management Company, LLP (“Wellington Management”)

Equity Fund	TCW Investment Management Company (“TCW”)

Growth Fund	Montag & Caldwell, Inc. (“Montag & Caldwell”)

Growth and Income Fund	UBS Global Asset Management (Americas) Inc. (“UBS Global AM Americas”)

International Growth Fund	SSgA Funds Management, Inc.(“SSgA”)

Global Socially Responsive Fund	Rockefeller & Co., Inc. (“Rockefeller”)

Mergers and Acquisitions Fund	GAMCO

Technology Fund	Alger

Managed Fund	Wellington Management

Strategic Allocation Fund	UBS Global Asset Management (US) Inc. (“UBS Global AM US”)

Government Securities Fund	TCW

High-Yield Bond Fund	Caywood-Scholl Capital Management (“Caywood-Scholl”)

Tax-Exempt Income Fund	MBIA Capital Management Corp. (“MBIA”)

Total Return Fund	Pacific Investment Management Company, LLC (“PIMCO”)

Additional information about each Sub-adviser is provided in Appendix A to this Supplement and Information Statement.

The U.S Securities and Exchange Commission (“SEC”) has issued an exemptive order (the “Order”) that permits the Manager to enter into or amend investment advisory agreements with Sub-advisers without obtaining shareholder approval. Provided that certain conditions of the Order are met, the Order permits the Manager, with the approval of the Board of Directors of the Corporation, to employ new Sub-advisers for the Funds, change the terms of an Existing Advisory Agreement with a Sub-adviser or enter into a New Advisory Agreement with a Sub-adviser. Shareholders of a Fund have the right to terminate an Investment Advisory Agreement with a Sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Fund. Accordingly, the Manager is able, subject to the approval of the Board of Directors, to appoint and replace Sub-advisers and to amend Investment Advisory Agreements without obtaining shareholder approval.

The Order, however, does not permit the Manager to enter into New Advisory Agreements with any Sub-adviser that is an affiliated person of the Manager or the Corporation (other than by reason of serving as Sub-adviser) without obtaining shareholder approval. Because the Equity Income Fund, the Global Financial Services Fund and the Short Duration Bond Fund are each subadvised by a Sub-adviser that is an affiliated person of the Manager, these Funds will not be affected by the changes described herein. In addition, the advisory and subadvisory relationships with respect to the Money Market Fund are being restructured as described in a separate proxy statement, and therefore, the Money Market Fund also will not be affected by the changes described in this Supplement and Information Statement.

The effective date for each New Advisory Agreement was November 1, 2004.

Reasons for the New Advisory Agreements

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company, acquired The MONY Group Inc. (the “MONY Group Acquisition”). As a result of the MONY Group Acquisition, the Manager, Enterprise Fund Distributors, Inc. (the “Distributor”), the principal underwriter for shares of the Funds, and Boston Advisors, Inc. and MONY Capital Management, Inc., investment subadvisers to certain of the funds offered by the Corporation at the time, became wholly owned subsidiaries of AXA Financial. In an effort to integrate the operations of the mutual funds sponsored and advised by the Manager with the mutual funds (the “AXA Funds”) sponsored and advised by AXA Equitable Life Insurance Company (“AXA Equitable”), itself a wholly owned subsidiary of AXA Financial, the contracts to which the Funds and the AXA Funds are a party are being standardized across the entire family of funds to the extent practicable. As part of this integration and standardization process, the Existing Advisory Agreements with respect to the Funds are being amended and restated to follow the standardized form of Investment Advisory Agreement used for the AXA Funds. Although each New Advisory Agreement and its counterpart Existing Advisory Agreement similarly provide that the Sub-adviser will render subadvisory services to the respective Fund for the same level of investment subadvisory fees that will be paid by the Manager to the Sub-adviser, each New Advisory Agreement includes a more comprehensive description of the responsibilities of the parties and greater contractual protections for the Fund, as described in further detail below.

Approval of the New Advisory Agreements by the Board of Directors

At meetings of the Board of Directors of the Corporation held on September 14 and 15, 2004, the Board of Directors, including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Corporation, the Manager, the Sub-advisers or the Distributor (the “Independent Directors”), unanimously approved each of the New Advisory Agreements on behalf of the Funds.

Factors Considered by the Board of Directors

The Board considered and approved the New Advisory Agreements for the funds with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the fund by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record; (4) the qualifications and experience of the persons responsible for the day-to-day management of the fund; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits realized by the Sub-adviser or its affiliates from its relationship with the Trust).

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the funds, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the funds, including the responsibility (1) to make investment decisions on behalf of its fund, (2) to place all orders for the purchase and sale of investments for its fund with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the funds and concluded that each fund benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser with respect to the fund it advises in comparison to funds with similar objectives and policies, the expertise and performance of the sub-adviser’s personnel, and compliance with each fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record and that of the portion of the fund advised by that Sub-adviser compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each New Advisory Agreement. In this connection, the Board evaluated each Sub-adviser’s costs and profitability (to the extent practicable) in serving as a sub-adviser to the funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the current fees paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Sub-adviser, the Board concluded the fee paid to each Sub-adviser with respect to its fund is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a fund, may engage in soft dollar transactions. While each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the funds. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the fund are fair and reasonable.

The Board also reviewed the terms of each New Advisory Agreement and noted that each Agreement (1) includes a more comprehensive description of the responsibilities of the Sub-adviser with respect to the Fund, and (2) offers greater contractual protections to the Fund, as compared with those of the Existing Advisory Agreement. The Board also considered that the terms of each New Advisory Agreement do not contemplate any increases in the subadvisory fees or any change in any Fund’s objective or policies. The Directors also noted that the same Sub-advisers will manage the assets of the Funds on a day-to-day basis under the New Advisory Agreements. [The Board also was provided with information confirming that the Funds would not bear any costs associated with the New Advisory Agreements, including the cost of this Supplement and Information Statement.]

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each New Advisory Agreement with respect to the relevant fund was in the best interests of that fund. After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent counsel, approved each New Advisory Agreement.

Information Regarding the Existing Advisory Agreements and the New Advisory Agreements

A description of the New Advisory Agreements and the services to be provided by the Sub-advisers is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Supplement as Exhibit B. As more fully described below, although each New Advisory Agreement and its counterpart Existing Advisory Agreement similarly provide that the Sub-adviser will render subadvisory services to the respective Fund for the same level of investment subadvisory fees that will be paid by the Manager to the Sub-adviser, each New Advisory Agreement includes a more comprehensive description of the responsibilities of the Sub-adviser to the Fund and offers greater contractual protections for the Fund.

Actions Taken by the Board of Directors and the Shareholders With Respect to the Existing Advisory Agreements

The table below lists the date the Existing Advisory Agreements were last submitted to a shareholder vote. In each case, except as noted below, such submission was for the purpose of obtaining initial shareholder approval of the Existing Advisory Agreement.

Fund	Date Existing Advisory Agreement Was Last Submitted to Shareholder Vote
Multi-Cap Growth Fund	July 1, 1999

Small Company Growth Fund	July 17, 1997

Small Company Value Fund	June 28, 1996

Capital Appreciation Fund	April 25, 1995

Deep Value Fund	May 31, 2001

Equity Fund	May 1, 1997

Growth Fund	April 27, 1990

Growth and Income Fund	July 17, 1997

International Growth Fund	September 28, 1994

Global Socially Responsive Fund	September 29, 2000

Mergers and Acquisitions Fund	February 28, 2001

Technology Fund	July 1, 1999

Managed Fund	April 28, 1997

Strategic Allocation Fund	August 31, 2001

Government Securities Fund	April 28, 1989

High-Yield Bond Fund	November 17, 1987

Tax-Exempt Income Fund	November 17, 1987

Total Return Fund	August 31, 2001

The consummation of the MONY Group Acquisition resulted in an assignment of the then current Investment Advisory Agreements with respect to each Fund, and consequently, their automatic termination. In this regard, the Board of Directors approved the Existing Advisory Agreements with respect to each Fund on [February 11, 2004]. The Board of Directors also approved a reduced fee schedule with respect to subadvisory fees paid by the Manager to Caywood-Scholl under the Existing Advisory Agreement with respect to the High-Yield Bond Fund at a meeting held on                     .

Comparison of the Terms of the Existing Advisory Agreements and New Advisory Agreements

Services to Be Rendered by the Sub-adviser. Each New Advisory Agreement and its counterpart Existing Advisory Agreement provide that the Sub-adviser will be responsible for coordinating investment and reinvestment of the assets of the Fund. In addition, each New Advisory Agreement provides that the Sub-adviser will (i) obtain and evaluate, in its discretion, pertinent economic, statistical, financial and other information; (ii) formulate and implement a continuous investment program for the Fund; (iii) keep the Directors and the Manager fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Fund, the Sub-adviser and its key investment personnel and operations, and make regular and periodic special written reports regarding the same; (iv) provide assistance in determining the fair value of all securities and other investments/assets held by the Fund; (v) provide certain information in connection with relevant other accounts that the Sub-adviser advises; (vi) cooperate with the Corporation’s other service providers; and (vii) exercise all rights of security holders with respect to securities held by the Fund.

In providing these services under the New Advisory Agreement, the Sub-adviser is specifically obligated to (i) conduct its responsibilities under the New Advisory Agreement in compliance with the Corporation’s organizational documents, currently effective prospectus and statement of additional information, federal and state securities laws, the Corporation’s compliance manual and the written instructions of the Manager; (ii) furnish, at its expense, all necessary facilities and personnel to perform its duties under the New Advisory Agreement; and (iii) adhere to certain restrictions related to the transactions involving the Fund’s portfolio securities.

Compensation of Sub-adviser. Each New Advisory Agreement provides that as compensation for its services, the Manager will pay the respective Sub-adviser a fee, computed daily and payable monthly, based on the average daily net assets of such Fund. The table below sets out the rate of the subadvisory fees payable by the Manager to the Sub-advisers under the New Advisory Agreements. These rates are the same rates as under the Existing Advisory Agreements:

Fund	Fee Paid by the Manager to the Sub-adviser as a Percentage of Average Daily Net Assets	Amount Paid for Fiscal Year Ended October 31, 2004

Multi-Cap Growth Fund	0.40% for assets under management	$________

Small Company Growth Fund	0.40% for assets under management up to $1 billion, and 0.30% for assets in excess of $1 billion	$________

Small Company Value Fund	0.40% for assets under management up to $1 billion, and 0.30% for assets in excess of $1 billion	$________

Capital Appreciation Fund	0.45% for assets under management	$________

Deep Value Fund	0.40% for assets under management up to $100 million, and 0.30% for assets in excess of $100 million	$________

Equity Fund	0.40% for assets under management up to $100 million, and 0.30% for assets in excess of $100 million	$________

Growth Fund	0.30% for assets under management up to $100 million, 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$________

Growth and Income Fund	0.30% for assets under management up to $100 million, 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$________

International Growth Fund	0.40% for assets under management up to $100 million, 0.35% for assets from $100 million to $200 million, 0.30% for assets from $200 million to $500 million, and 0.25% for assets in excess of $500 million	$________

Global Socially Responsive Fund	0.45% for assets under management up to $100 million, 0.40% for assets from $100 million to $200 million, and 0.30% for assets in excess of $200 million	$________

Mergers and Acquisitions Fund	0.45% for assets under management up to $100 million, and 0.40% for assets in excess of $100 million	$________

Technology Fund	0.40% for assets under management	$________

Managed Fund	0.27% for assets under management up to $200 million, 0.25% for assets from $200 million to $400 million, and 0.23% for assets in excess of $400 million	$________

Strategic Allocation Fund	0.40% for assets under management up to $100 million, and 0.35% for assets in excess of $100 million	$________

Government Securities Fund	0.30% for assets under management up to $50 million, 0.25% for assets from $50 million to $100 million, and 0.20% for assets in excess of $100 million	$________

High-Yield Bond Fund	0.30% for assets under management up to $100 million, and 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$________

Tax-Exempt Income Fund	0.15% for assets under management	$________

Total Return Fund	0.25% for assets under management	$________

Representations of the Sub-adviser. Each Sub-adviser that is a party to a New Advisory Agreement also agrees to make certain representations and warranties, including those regarding its: (i) registration as an investment adviser under the Investment Advisers Act of 1940; (ii) ability to enter into and perform the services contemplated therein; (iii) adoption of a code of ethics under the 1940 Act; (iv) maintenance of an appropriate level of errors and omissions or professional liability insurance coverage; and (v) adherence to certain notification and consent requirements.

Liability and Indemnification. Each New Advisory Agreement provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-adviser nor any of its officers, members or employees (“Affiliates”) will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Corporation as a result of any error of judgment or mistake of law by the Sub-adviser or its affiliates with respect to the Fund. However, the Sub-adviser and its Affiliates will be liable for, and will indemnify and hold harmless the Corporation, the Managers, all affiliated persons thereof and all controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (1) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-adviser in the performance of its duties or obligations under the New Advisory Agreement, or (2) any untrue statement of a material fact contained in the prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or the omission of any such material fact known to the Sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Corporation by the Manager, and all affiliated and controlling persons thereof (collectively, the “Manager Indemnitees”).

Each New Advisory Agreement also provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-adviser nor the Corporation will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Fund. However, the Manager will be liable for, and will indemnify and hold harmless the Manager Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (1) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-adviser in the performance of its duties or obligations under the New Advisory Agreement, or (2) any untrue statement of a material fact contained in the prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or the omission of any such material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Corporation.

Term and Termination. Each New Investment Advisory Agreement provides that it will remain in effect for an initial two-year term and thereafter only so long as the Board of Directors, including a majority of the Independent Directors, specifically approves its continuance at least annually. The Existing Advisory Agreements also provide for an initial two-year term. Each New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Manager and the Sub-adviser, or by the Manager or Sub-adviser on sixty days’ written notice to the Corporation and the other party. Each Existing Advisory Agreement provides for similar termination provisions, except the notice periods are thirty days and not sixty days. Each of the New Advisory Agreements and Existing Advisory Agreements also terminates automatically in the event of their assignment or in the event that the investment management agreement between the Manager and the Corporation is assigned or terminated for any other reason.

Brokerage Commissions

The table below sets forth for the Funds’ fiscal year ended October 31, 2004, the aggregate brokerage commissions paid by each Fund, the identity of any affiliated broker/dealers of a Fund, the amount paid to such affiliated broker/dealers and the amount paid to such affiliated broker/dealers as a percentage of the Fund’s aggregate brokerage commissions.

Fund	Aggregate Brokerage Commission Paid on Transactions in the Fund’s Securities	Affiliated Broker/Dealer	Brokerage Commissions Paid to Affiliated Broker/Dealers	Amount Paid to Affiliated Broker/Dealers as a Percentage of the Fund’s Aggregate Brokerage Commissions
Multi-Cap Growth Fund	$________	Fred Alger & Company, Inc.[1]	$________	____%

Small Company Growth Fund	$________		$________	____%

Small Company Value Fund	$________	Wexford Securities (Gabelli & Company)[2]	$________	____%

Capital Appreciation Fund	$________		$________	____%

Deep Value Fund	$________		$________	____%

Equity Fund	$________		$________	____%

Growth Fund	$________		$________	____%

Growth and Income Fund	$________	UBS Warburg LLC[3]	$________	____%

International Growth Fund	$________	State Street Global Markets Securities Co.[4]	$________	____%

Global Socially Responsive Fund	$________		$________	____%

Mergers and Acquisitions Fund	$________	Wexford Securities (Gabelli & Company)[2]	$________	____%

Technology Fund	$________	Fred Alger & Company, Inc.[1]	$________	____%

Managed Fund	$________		$________	____%

Strategic Allocation Fund	$________		$________	____%

Government Securities Fund	$________		$________	____%

High-Yield Bond Fund	$________		$________	____%

Tax-Exempt Income Fund	$________		$________	____%

Total Return Fund	$________		$________	____%

[1]	Fred Alger & Company, Inc. is an affiliated broker/dealer of the Fund because it is an affiliated person of Alger, the Sub-adviser of the Multi-Cap Growth Fund and Technology Fund.

[2]	Wexford Securities (Gabelli & Company) is an affiliated broker/dealer of the Fund because it is an affiliated person of GAMCO, the Sub-adviser of the Small Company Value Fund and the Mergers and Acquisitions Fund.

[3]	UBS Warburg LLC is an affiliated broker/dealer of the Fund because it is an affiliated person of UBS Global AM Americas, the Sub-adviser of the Growth and Income Fund.

[4]	State Street Global Markets Securities Co. is an affiliated broker/dealer of the Fund because it is an affiliated person of SSgA, the Sub-adviser of the International Growth Fund.

Additional Information About the Manager and the Distributor

The Manager is a subsidiary of AXA Financial. AXA Financial is a subsidiary of AXA, a French insurance holding company. The Manager was incorporated in 1986. The Manager’s address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Steven M. Joenk, who is President of the Corporation, is also [Chairman of the Board and President of the Manager].

The Distributor is a subsidiary of the Manager and is the principal underwriter for shares of the Corporation. The Distributor’s principal business address is Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326.

APPENDIX A

Information Regarding the Sub-advisers

Fred Alger Management, Inc. (“Alger”)

Alger is the Sub-adviser to the Multi-Cap Growth Fund and the Technology Fund. Alger is a New York corporation with its executive offices located at 111 Fifth Avenue, 2nd Floor, New York, New York 10003, and is a wholly owned subsidiary of Fred Alger & Company, Inc.

The directors and principal executive officers of Alger and a description of their principal occupations are set forth below. The business address for each of the individuals is 111 Fifth Avenue, 2nd Floor, New York, New York 10003.

Name	Position with Alger and Principal Occupation
Fred M. Alger	Founder, Chairman, Chief Market Strategist
Ray Pfiester	Vice Chairman, Chief Marketing Officer
Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager
Frederick A. Blum, CPA	Chief Financial Officer
Katherine P. Feld	Chief Compliance Officer
Michael F. DiMeglio	Chief Administrative Officer
Julie A. Libby	Chief Operating Officer

The following table lists other funds for which Alger serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and Alger’s rate of compensation for serving as investment adviser for such other funds:

Multi-Cap Growth Fund

Name of Similar Fund	Net Assets of Similar Fund	Alger’s Rate of Compensation
Alger American Leveraged AllCap Portfolio	$372.7 million (as of 11/30/04)	[to be provided]

Technology Fund

Name of Similar Fund	Net Assets of Similar Fund	Alger’s Rate of Compensation
[to be provided]

William D. Witter, Inc. (“Witter”)

Witter is the Sub-adviser to the Small Company Growth Fund. Witter is a New York corporation with its executive offices located at One Citigroup Center, 153 East 53rd Street, New York, New York 10022, and is owned by its employees.

The directors and principal executive officers of Witter and a description of their principal occupations are set forth below. The business address for each of the individuals is One Citigroup Center, 153 East 53rd Street, New York, New York 10022.

Name	Position with Witter and Principal Occupation
Dean Witter III	President, Chief Executive Officer and Director
Melanie H. Marshak	Chief Financial Officer
Richard Hayes	Director (Personal Investments)
Peter Slusser	Director (Investment Banking)

The following table lists other funds for which Witter serves as investment adviser having a similar investment objective to the Small Company Growth Fund, and indicates the assets of such other funds and Witter’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Witter’s Rate of Compensation
N/A

GAMCO Investors, Inc. (“GAMCO”)

GAMCO is the Sub-adviser to the Small Company Value Fund and Mergers and Acquisitions Fund. GAMCO is a New York corporation with its executive offices located at One Corporate Center, Rye, New York 10580, and is a wholly owned subsidiary of Gabelli Asset Management Inc.

The directors and principal executive officers of GAMCO and a description of their principal occupations are set forth below. The business address for each of the individuals is One Corporate Center, Rye, New York 10580.

Name	Position with GAMCO and Principal Occupation
Mario J. Gabelli, CFA	Chief Investment Officer, Portfolio Manager
Douglas R. Jamieson	Executive Vice President, Chief Operating Officer
Regina M. Pitaro	Managing Director, Client Service/Marketing
Joseph R. Rindler, Jr.	Chairman, Client Service/Marketing
F. William Scholz, II	Managing Director, Client Service/Marketing
William S. Selby, CFA	Managing Director, Client Service/Marketing

The following table lists other funds for which GAMCO serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and GAMCO’s rate of compensation for serving as investment adviser for such other funds:

Small Company Value Fund

Name of Similar Fund	Net Assets of Similar Fund	GAMCO’s Rate of Compensation
None

Mergers and Acquisitions Fund

Name of Similar Fund	Net Assets of Similar Fund	GAMCO’s Rate of Compensation
None

Marsico Capital Management, LLC (“Marsico”)

Marsico is the Sub-adviser to the Capital Appreciation Fund. Marsico is a Delaware limited liability company with its executive offices located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, and is a wholly owned indirect subsidiary of Bank of America Corp. The ownership chain is as follows: Bank of America Corp. (ultimate parent and a publicly traded company); NB Holdings Corporation (intermediate parent); Bank of America, N.A. (intermediate parent); Marsico Management Holdings, LLC; and Marsico Capital Management, LLC (sub-adviser).

The directors and principal executive officers of Marsico and a description of their principal occupations are set forth below. The business address for each of the individuals is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Name	Position with Marsico and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, & Portfolio Manager
Christopher J. Marsico	President & Director
Steven R. Carlson	Executive Vice President, Chief Financial Officer & Chief Compliance Officer
Mary L. Watson	Executive Vice President & Chief Operations Officer
Christie Leigh Austin	Executive Vice President
Kenneth Johnson	Executive Vice President & Director of Marketing
Thomas M.J. Kerwin	Executive Vice President & General Counsel
Corydon J. Gilchrist	Portfolio Manager
James G. Gendelman	Portfolio Manager

The following table lists other funds for which Marsico serves as investment adviser having a similar investment objective to the Capital Appreciation Fund, and indicates the assets of such other funds and Marsico’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Marsico’s Rate of Compensation for performing sub-advisory services
Aegon Funds	$198.6 mm (as of 9/30/04)	0.40% on all assets

American Skandia / Prudential Funds	$2,722.7 mm (as of 9/30/04)	0.40% on first $1.5 billion; 0.35% on assets >$1.5 billion

ING Funds	$826.3 mm (as of 9/30/04)	0.45% on first $500 million; 0.40% on next $1 billion; 0.35% on assets >$1.5 billion

Merrill Lynch Funds	$62.7 mm (as of 9/30/04)	0.40% on first $500 million; 0.30% on assets >$500 million

Nations Funds	$1,642.6 mm (as of 9/30/04)	0.45% on all assets

Optimum Funds	$79.2 mm (as of 9/30/04)	0.50% on first $300 million; 0.45% on next $100 million; 0.40% on assets >$400 million

Skandia Global Funds	$98.5 mm (as of 9/30/04)	0.35% on all assets

USAA Funds	$1,192.8 mm (as of 9/30/04)	[to be provided]

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management is the Sub-adviser to the Deep Value Fund and Managed Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2004, Wellington Management had investment management authority with respect to approximately $436 billion in assets.

Wellington Management is owned by its 78 active partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

A listing of the partners of Wellington Management is set forth below. The business address for each of the individuals is 75 State Street, Boston, Massachusetts 02109.

Partners of Wellington Management *

Kenneth L. Abrams	John C. Keogh
Nicholas C. Adams	George C. Lodge, Jr.
Rand L. Alexander	Nancy T. Lukitsh
Deborah L. Allinson	Mark T. Lynch
Steven C. Angeli	Mark D. Mandel
James H. Averill	Christine S. Manfredi
John F. Averill	Earl E. McEvoy
Karl E. Bandtel	Matthew E. Megargel
David W. Barnard	James N. Mordy
Mark J. Beckwith	Diane C. Nordin
James A. Bevilacqua	Stephen T. O’Brien
Kevin J. Blake	Andrew S. Offit
William N. Booth	Edward P. Owens
Michael J. Boudens	Saul J. Pannell
Paul Braverman	Thomas L. Pappas
Robert A. Bruno	Jonathan M. Payson
Michael T. Carmen	Phillip H. Perelmuter
Maryann E. Carroll	Robert D. Rands
William R. H. Clark	James A. Rullo
Cynthia M. Clarke	John R. Ryan
Richard M. Coffman	Joseph H. Schwartz
John DaCosta	James H. Shakin
Pamela Dippel	Theodore E. Shasta
Scott M. Elliott	Andrew J. Shilling
Robert L. Evans	Binkley C. Shorts
David R. Fassnacht	Scott E. Simpson
Lisa d. Finkel	Trond Skramstad
Mark A. Flaherty	Stephen A. Soderberg
Laurie A. Gabriel	Haluk Soykan
Ann C. Gallo	Eric Stromquist
Subbiah Gopalraman	Brendan J. Swords
Paul Hamel	Harriett Tee Taggart
William J. Hannigan	Frank L. Teixeira
Lucius T. Hill, III	Perry M. Traquina
James P. Hoffmann	Nilesh P. Undavia
Jean M. Hynes	Clare Villari
Steven T. Irons	Kim Williams
Paul D. Kaplan	Itsuki Yamashita
Lorraine A. Keady	David S. Zimble

*	All Partners are also Senior Vice Presidents of Wellington Management Company, LLP except Itsuki Yamashita, who is Senior Managing Director of the Tokyo Branch of Wellington International Management Pte Ltd. (WIM), and William R.H. Clark who is Managing Director of the Sydney Branch of WIM and the Hong Kong Branch of Wellington Global Investment Management Ltd.

The following table lists other funds for which Wellington Management serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and Wellington Management’s rate of compensation for serving as investment adviser for such other funds:

Deep Value Fund

Name of Similar Fund	Net Assets of Similar Fund	Wellington Management’s Rate of Compensation
Seasons Series Trust Large Cap Value Portfolio (a) (b) (c)	$39.4mm	First $100 mm-0.400% Over $100mm-0.300%
Sunamerica Focused Series Large Cap Value Portfolio (b) (c)	$46.2mm	0.400%

The Hartford Value Fund (d)	$111.0mm	First $50mm-0.350 Next $100mm-0.275% Next $350mm-0.225% Over $500mm-0.175%

Hartford Value HLS Fund (a) (d)	$270.9mm	First $50mm-0.350% Next $100mm-0.275% Next $350mm-0.225% Over $500mm-0.175%

Vantagepoint Growth & Income (b)	$299.1mm	First $50mm-0.400% Next $50mm-0.300% Over $100mm-0.250%

EQ/Enterprise Deep Value Fund	$6.0mm	First $100 mm-0.400% Over $100mm-0.300%

MassMutual Select Fundamental Value Fund	$859.4mm	First $100 mm-0.400% Over $100mm-0.300%

(a)	An underlying fund wrapped by a variable annuity.
(b)	A multi-managed Fund in which WMC is one sub-advisor.
(c)	A fund in the SunAmerica group of funds. Wellington Management manages approximately $4.6 billion for SunAmerica.
(d)	A fund in the Hartford group of funds. Wellington Management manages approximately $73.1 billion for Hartford.

Notes: All fees may be subject to waivers. Minimum annual fees are not reflected in effective annual rates.

Managed Fund

Name of Similar Fund	Net Assets of Similar Fund	Wellington Management’s Rate of Compensation
EQ/Enterprise Managed Fund (a)	628.7mm	First $200mm-0.270% Next $200mm-0.250% Next $400mm-0.230%

TCW Investment Management Company (“TCW”)

TCW is the Sub-adviser to the Equity Fund and Government Securities Fund. TCW is a California corporation with its executive offices located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, and is a wholly owned subsidiary of the TCW Group, Inc. (“TCW Group”). TCW is a majority owned subsidiary of SG asset Management, S.A.

The directors and principal executive officers of TCW and a description of their principal occupations are set forth below. The business address for each of the individuals is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name	Position with TCW and Principal Occupation
Alvin R. Albe, Jr.	President and Director

Robert D. Beyer	Executive Vice President & Chief Investment Officer

Michael E. Cahill	Group Managing Director & General Counsel

David S. DeVito	Managing Director & Chief Financial Officer

Thomas E. Larkin	Vice Chairman

Hilary G. D. Lord	Managing Director & Chief Compliance Officer

William C. Sonneborn	Executive Vice President & Chief Operating Officer

Marc I. Stern	Chairman

The following table lists other funds for which TCW serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and TCW’s rate of compensation for serving as investment adviser for such other funds:

Equity Fund

Name of Similar Fund	Net Assets of Similar Fund	TCW’s Rate of Compensation
TCW Concentrated Core	26.9 Billion	1.00% on all assets

Government Securities Fund

Name of Similar Fund	Net Assets of Similar Fund	TCW’s Rate of Compensation
TCW Mortgage-Backed Securities	17.6 Billion	.35% on all assets

Montag & Caldwell, Inc. (“Montag & Caldwell”)

Montag & Caldwell is the Sub-adviser to the Growth Fund. Montag & Caldwell is a Georgia corporation with its executive offices located at 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248, and is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO North America Holding Company.

The directors and principal executive officers of Montag & Caldwell and a description of their principal occupations are set forth below. The business address for each of the individuals is 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248.

Name	Position with Montag & Caldwell and Principal Occupation
Ronald E. Canakaris, CFA	CEO, President, Director and CIO

Solon P. Patterson, CFA	Chairman of the Montag & Caldwell Board

William A. Vogel, CFA	Executive Vice President, Director

Albert Petrus Schouws	Director - ABN AMRO Asset Management, Ltd. Chief Financial Officer

Huibert G. Boumeester	Director - ABN AMRO Asset Management, Ltd. Chairman, CEO

The following table lists other funds for which Montag & Caldwell serves as investment adviser having a similar investment objective to the Growth Fund, and indicates the assets of such other funds and Montag & Caldwell’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Montag & Caldwell’s Rate of Compensation (in basis points)
ABN AMRO America Fund	$ 432.1 mm	36
US Equity Growth Fund	$ 290.6 mm	36
Artemis North American Growth Fund	$ 11.1 mm	40
ABN AMRO US Equity Growth Fund (Asia)	$ 51.2 mm	27
Guardian Group of Funds, Ltd	$ 12.0 mm	58.5
Montag & Caldwell Balanced Fund	$ 173.3 mm	53
Montag & Caldwell Growth Fund	$ 3,226.2 mm	52
WT Investment Trust I-Large Cap Multi-Manager Series	$ 17.7	33

Banco America	$11.2 mm	20
LF North America Fund	$270.0 mm	4
LF Mega North America Fund	$41.2 mm	4
SEI Institutional Investments Trust Large Cap Fund	$159.1 mm	20
SEI Institutional Managed Trust Large Cap Growth Fund	$763.1 mm	20
SEI Institutional Managed Trust Tax-Managed Large Cap Fund	$171.7 mm	20
SEI Global Master Fund PLC U.S. Equity Large Companies	$81.6 mm	20
SEI Global Investments Fund PLC US EQ Large Companies	$15.4 mm	20
SEI Mediolanum Top Managers US Alpha Fund	$45.1 mm	20
SEI Canada US Equity Fund	$37.3 mm	20
FRIC Diversified Equity fund	$205.5 mm	21
FRIC Equity I Fund	$79.5 mm	21
RIF Multi-Style Equity Fund	$38.7 mm	21
FR (Canada) Sovereign US Equity Fund	$36.0 mm	21
FRCL Multi-Style, Multi-Manager US Equity Fund	$129.0 mm	21
FRIC PLC (Ireland) US Equity Fund	$179.6 mm	21
FRAM (Cayman) US Equity Fund LP	$57.0 mm	21
FR (Canada) Russell U.S. Equity Fund	$50.8 mm	21

UBS Global Asset Management (Americas) Inc. (“UBS Global AM Americas”)

UBS Global AM Americas is the Sub-adviser to the Growth and Income Fund. UBS Global AM Americas is a              corporation with its executive offices located at One North Wacker Drive, Chicago, Illinois 60606, and is an indirect wholly owned subsidiary of UBS AG. [Provide names of intermediary parents.]

The directors and principal executive officers of UBS Global AM Americas and a description of their principal occupations are set forth below. The business address for each of the individuals is [One North Wacker Drive, Chicago, Illinois 60606].

Name	Position with UBS Global AM Americas and Principal Occupation

The following table lists other funds for which UBS Global AM Americas serves as investment adviser having a similar investment objective to the Growth and Income Fund, and indicates the assets of such other funds and UBS Global AM Americas’ rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	UBS Global AM Americas’ Rate of Compensation

SSgA Funds Management, Inc. (“SSgA”)

SSgA is the Sub-adviser to the International Growth Fund. SSgA is an affiliate of State Street Global Advisors, which comprises the investment management companies of State Street Corporation, a NYSE-listed company, with its executive offices located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. SSGA is a wholly owned subsidiary of State Street Corporation.

The directors and principal executive officers of SSgA and a description of their principal occupations are set forth below. The business address for each of the individuals is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name	Position with SSgA and Principal Occupation
Agustin Fleites	President & Director
Mitchell Shames	Director
Peter Ambrosini	Chief Compliance Officer
Mark Duggan	Chief Legal Officer
Thomas Kelly	Treasurer

The following table lists other funds for which SSgA serves as investment adviser having a similar investment objective to the International Growth Fund, and indicates the assets of such other funds and SSgA’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	SSgA’s Rate of Compensation
None

Rockefeller & Co., Inc. (“Rockefeller”)

Rockefeller is the Sub-adviser to the Global Socially Responsive Fund. Rockefeller is a New York corporation with its executive offices located at 30 Rockefeller Plaza, 54th Floor, New York, New York 10112, and is a wholly owned subsidiary of Rockefeller Financial Services, Inc., which in turn is owned by members of the Rockefeller family.

The directors and principal executive officers of Rockefeller and a description of their principal occupations are set forth below. The business address for each of the executive officers is 30 Rockefeller Plaza, 54th Floor, New York, New York 10112.

Name	Position with Rockefeller and Principal Occupation
Kevin P.A. Broderick	Director of Rockefeller & Co., Inc. / Private Investor
Colin G. Campbell	Chairman of Rockefeller & Co., Inc. / Chairman & CEO, Colonial Williamsburg Foundation
Richard M. Chasin	Director of Rockefeller & Co., Inc. / Associate Professor, Harvard Medical School
Pamela P. Flaherty	Director of Rockefeller & Co., Inc. / Senior V.P., Citigroup
James S. McDonald	Director, President and CEO of Rockefeller & Co., Inc. / Same
Peter C. O’Neill	Director of Rockefeller & Co., Inc. / Executive, Social Agency
David Rockefeller	Director of Rockefeller & Co., Inc. / Retired Banker
David Rockefeller, Jr.	Director of Rockefeller & Co., Inc. / Foundation Director
Mark F. Rockefeller	Director of Rockefeller & Co., Inc. / Private Investor
Michael S. Rockefeller	Director of Rockefeller & Co., Inc. / CEO, Active Media
Elizabeth W. Smith	Director of Rockefeller & Co., Inc. / Foundation Director

Principle Executives Officers of Rockefeller & Co., Inc. (In all cases, the position with Rockefeller is their principal occupation.)

Name	Position with Rockefeller and Principal Occupation
James S. McDonald	See above.
Stanley F. Cowan	Controller and Treasurer
Joel I. Cohen	Director of Client Advisory Services
Ellen S. Fox	Director of Institutional Client Services
Jeffrey P. Davis	Chief Investment Officer
David P. Harris	Director of Equity Management
Paula J. Mueller	Director of Human Resources
Steven A. Porcaro	Director of Portfolio Operations
David A. Strawbridge	Vice President, Secretary and General Counsel

The following table lists other funds for which Rockefeller serves as investment adviser having a similar investment objective to the Global Socially Responsive Fund, and indicates the assets of such other funds and Rockefeller’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund as of December 9, 2004	Rockefeller’s Annual Rate of Compensation
None

UBS Global Asset Management (US) Inc. (“UBS Global AM US”)

UBS Global AM US is the Sub-adviser to the Strategic Allocation Fund. UBS Global AM US is a              corporation with its executive offices located at 51 West 52nd Street, New York, New York 10019, and is an indirect, wholly owned subsidiary of UBS AG. [Provide names of intermediary parents.]

The directors and principal executive officers of UBS Global AM US and a description of their principal occupations are set forth below. The business address for each of the individuals is [51 West 52nd Street, New York, New York 10019].

Name	Position with UBS Global AM US and Principal Occupation

The following table lists other funds for which UBS Global AM US serves as investment adviser having a similar investment objective to the Strategic Allocation Fund, and indicates the assets of such other funds and UBS Global AM US’ rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	UBS Global AM US’ Rate of Compensation

Caywood-Scholl Capital Management (“Caywood-Scholl”)

Caywood-Scholl is the Sub-adviser to the High-Yield Bond Fund. Caywood-Scholl is a Delaware limited liability company with its executive offices located at 4350 Executive Drive, Suite 125, San Diego, California 92121, and is a wholly owned subsidiary of RCM US Holdings LLC (“US Holdings”) and an affiliate of RCM Capital Management LLC. US Holdings is an indirect subsidiary of Allianz AG.

The directors and principal executive officers of Caywood-Scholl and a description of their principal occupations are set forth below. The business address for each of the individuals is [4350 Executive Drive, Suite 125, San Diego, California 92121].

Name	Position with Caywood-Scholl and Principal Occupation

The following table lists other funds for which Caywood-Scholl serves as investment adviser having a similar investment objective to the High-Yield Bond Fund, and indicates the assets of such other funds and Caywood-Scholl’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Caywood-Scholl’s Rate of Compensation

MBIA Capital Management Corp. (“MBIA”)

MBIA is the Sub-adviser to the Tax-Exempt Income Fund. MBIA is a              corporation with its executive offices located at 113 King Street, Armonk, New York 10504, and is a wholly owned subsidiary of MBIA, Inc.

The directors and principal executive officers of MBIA and a description of their principal occupations are set forth below. The business address for each of the individuals is [113 King Street, Armonk, New York 10504].

Name	Position with MBIA and Principal Occupation

The following table lists other funds for which MBIA serves as investment adviser having a similar investment objective to the Tax-Exempt Income Fund, and indicates the assets of such other funds and MBIA’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	MBIA’s Rate of Compensation

Pacific Investment Management Company, LLC (“PIMCO”)

PIMCO is the Sub-adviser to the Total Return Fund. PIMCO is a Delaware limited liability company with its executive offices located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, and is a majority owned subsidiary of Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.) (“Allianz”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in Allianz.

The directors and principal executive officers of PIMCO and a description of their principal occupations are set forth below. The business address for each of the individuals is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, unless otherwise noted.

Name	Position with PIMCO and Principal Occupation

The following table lists other funds for which PIMCO serves as investment adviser having a similar investment objective to the Total Return Fund, and indicates the assets of such other funds and PIMCO’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund[1]	Net Assets of Similar Fund
PIMCO Total Return Fund	77,579,252,597
PIMCO Total Return Fund II	2,559,204,299
PIMCO Total Return Fund III	1,424,801,392
PIMCO Variable Insurance Trust – Total Return Bond Portfolio	2,372,563,731
PIMCO Variable Insurance Trust – Total Return Bond Portfolio II	24,047,603
AB Funds Trust-Medium-Duration Bond Fund	299,695,621
Aegon/Transamerica Fund Advisers, Inc.-ATSF PIMCO Total Return Fund	772,764,330

[1]	PIMCO’s rate of compensation is from 0.25% to 0.50%.

American Skandia Trust-Total Return Bond Portfolio	2,302,254,281
AXA Premier Funds Trust- AXA Premier Core Bond Fund	19,475,787
AXA Premier VIP Trust- AXA Premier VIP Core Bond Portfolio	813,471,481
EQ Advisors Trust-EQ/Enterprise Total Return Portfolio	59,249,791
Fremont Mutual Funds, Inc.-Total Return Fund	853,746,358
The Harbor Group-Harbor Bond Fund	1,563,262,638
IDEX Mutual Funds-PIMCO Total Return	147,243,763
ING Partners, Inc.-ING PIMCO Total Return Portfolio	168,378,462
ING Investors Trust-ING PIMCO Core Bond Portfolio	731,850,120
JNL Series Trust	416,759,421
John Hancock Variable Series Trust I-Active Bond Fund	380,928,873
John Hancock Variable Series Trust I-Total Return Bond Fund	55,540,329
Manulife-Manulife Total Return Trust	1,448,332,819
Met Investors Series Trust-Total Return Portfolio	1,456,227,542
Oppenheimer Capital-OCC Accumulation Fund	108,277,716
Pacific Life Insurance Company-PF PIMCO Managed Bond Fund	36,416,288

Pacific Select Series Trust-Managed Bond Series	2,965,036,454

PaineWebber Managed Accounts Services Portfolio Trust-PACE Strategic Fixed Income Investments	411,284,719

Prudential Investments Fund Managed LLC-Strategic Partners Conservation Growth Fund	90,491,817

Prudential Investments Fund Managed LLC-Strategic Partners Moderate Growth Fund	93,966,600

Prudential Target Funds-Strategic Partners Total Return Bond Fund	106,007,734

Prudential Securities TARGET Portfolio Trust-Total Return Bond Portfolio	178,170,324

Prudential Series Fund, Inc.- Prudential Diversified Conservation Portfolio	61,066,973

Prudential Series Fund, Inc.-SP Total Return	1,032,180,586

Schwab Capital Trust-Laudus Balanced MarketMasters Fund	41,269,133

Strategic Partners Mutual Funds, Inc.-Strategic Partners Bond Fund	335,068,278